                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                    October 2, 1996 (September 17, 1996)
                    ------------------------------------


                        Allied Waste Industries, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                  Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          0-19285                                            88-0228636
----------------------------------             ---------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)



              7201 East Camelback Road, Suite 375, Scottsdale, Arizona 85251
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          (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code    (602) 423-2946
                                                  ------------------------------


                                  Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)





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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On September 17, 1996, Allied Waste Industries, Inc. ("Allied") entered into a Stock Purchase Agreement (the "Agreement") with Laidlaw Inc. ("Laidlaw"), among others, which provides for the sale of the solid waste management operations of Laidlaw to Allied (the "Acquisitions"). Under the terms of the Agreement, Laidlaw will receive consideration (the "Consideration") consisting of: (i) $1,200,000,000 in cash (the "Cash Consideration"), (ii) a 7% Junior Subordinated Debenture in the principal amount of $150,000,000 (the "7% Debenture"), (iii) a Zero Coupon Junior Subordinated Debenture in the principal amount of $168,300,000 (the "Zero Coupon Debenture" and, together with the 7% Debenture, the "Allied Debentures"), (iv) 14,600,000 shares of the common stock, par value $.01 per share, of Allied (the "Common Stock"), and (v) warrants to purchase 20,400,000 shares of Common Stock (the "Warrants"). In the event the companies being acquired have a deficit in working capital on the Closing Date, the amount of the Cash Consideration will be reduced accordingly. The Consideration was determined through extensive negotiations between Allied and Laidlaw.

         The sources of the Cash Consideration will be (i) a bank credit facility in the aggregate amount of $1,250,000,000 (the "Credit Facility") pursuant to a financing commitment letter received by Allied from Goldman Sachs Credit Partners L.P., Citibank, N.A., Citicorp Securities, Inc., Citicorp USA, Inc., and Credit Suisse; and (ii) an offering of Senior Subordinated Notes due 2006 in the principal amount of $475,000,000 (the "Senior Notes") to be underwritten by Goldman, Sachs & Co. and Citicorp Securities, Inc.

         The Acquisitions have been approved by the boards of directors of both Allied and Laidlaw, and are expected to be consummated in the first quarter of 1997. Laidlaw currently provides solid waste collection, transportation, storage, recycling and disposal services in 18 states and 7 Canadian provinces. Laidlaw's operations include 140 facilities, of which 73 provide solid waste hauling services, 31 provide recycling services and 29 are sanitary landfills. Following the Acquisitions, Allied is expected to become the fourth largest solid waste management company in North America, with a market presence in 23 states and 7 Canadian provinces. As the result, the combined company will have 49 sanitary landfills with approximately 1 billion gate yards of permitted air space, 29 transfer stations and 115 collection facilities.

Description of the Agreement

         The Agreement provides that the Acquisitions will be effected pursuant to the following specific transactions:

(i) Allied Holdings (United States), Inc. ("Allied U.S."), a Delaware corporation and a wholly-owned subsidiary of Allied, will acquire all of the issued and outstanding capital stock of Laidlaw Waste Systems, Inc. ("LWSI"), a Delaware corporation, from Laidlaw Transportation, Inc. ("LTI"), a Delaware corporation and an indirect wholly-owned subsidiary of Laidlaw, for the Cash Consideration and 7,225,000 shares of Common Stock;





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(ii)     3294862 Canada Inc. ("Allied Canada"), a Canadian corporation and an indirect wholly-owned subsidiary of Allied, will acquire all of the issued and outstanding capital stock of Laidlaw Waste Systems (Canada) Ltd. ("LWSC"), a Canadian corporation and a wholly-owned subsidiary of Laidlaw, for consideration of the 7% Debenture, the Zero Coupon Debenture, the Warrants and 5,500,000 shares of Common Stock; and


(iii) Allied Canada will acquire all of the issued and outstanding capital stock of Laidlaw Medical Services Ltd. ("LMS"; LWSI, LWSC and LMS are collectively referred to as the "Acquired Companies"), a Canadian corporation and a wholly-owned subsidiary of Laidlaw for 1,875,000 shares of Common Stock.

         The 7% Debenture and the Zero Coupon Debenture issued by Allied Canada will be exchanged for like Debentures issued by 3294854 Canada Inc. ("Allied Finance"), a Canadian corporation and a wholly owned subsidiary of Allied.

         The Agreement contains representations and warranties, indemnities and conditions to closing customary to transactions of this type. Neither party will have any obligation to indemnify the other for breaches of certain covenants and representations and warranties unless the aggregate amount of damages sustained with respect to those covenants, representations and warranties exceed $25,000,000.

         The Agreement provides that Laidlaw will not: (i) acquire additional securities of Allied, (ii) sell Allied Common Stock or Warrants except as authorized by the Agreement, (iii) offer to purchase, either individually or as a member of a group, securities of Allied, (iv) solicit proxies, either individually or as a member of a group, related to any securities of Allied or
(v) take certain other actions with respect to Allied (the foregoing restrictions are referred to collectively as the "Standstill Provisions"). Notwithstanding the Standstill Provisions, Laidlaw is permitted to distribute shares of Common Stock or the Warrants under the Agreement pursuant to: (v) a dividend of Common Stock or Warrants pro rata among all Laidlaw stockholders,
(w) a sale in accordance with Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), (x) a sale pursuant to the exercise of the registration rights set forth in the Registration Agreement (defined below),
(y) a sale in a private transaction to a buyer that is not an affiliate of Laidlaw and will hold no more than 9% of the Common Stock outstanding following such sale or (z) a tender offer or certain other transactions proposed by a third party. Laidlaw will cause all of the Common Stock held by Laidlaw or any of its affiliates to attend all stockholder meetings of Allied to ensure that a quorum is present at any such meeting. Laidlaw also has the right to designate two nominees to Allied's board of directors (the "Board"). The Standstill Provisions will terminate upon the earlier to occur of the fifth anniversary of the Closing or such time as Laidlaw and its affiliates own less than 5% of the outstanding voting securities of Allied. Laidlaw's obligation to cause its shares of Common Stock to be present at any annual or special meeting of stockholders, and Laidlaw's right to nominate two members of the Board will terminate upon the earlier to occur of the fifth anniversary of the Closing or such time as Laidlaw and its affiliates own less than 10% of the outstanding voting securities of Allied.





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         Each party will pay its own expenses incurred pursuant to the
Acquisitions and no expenses of Laidlaw will be paid by any of the Acquired Companies. The Agreement may be terminated (i) by the mutual consent of Allied and Laidlaw; (ii) by either Allied or Laidlaw if the Acquisitions have not been consummated on or before the later of December 31, 1996 or the 61st day after the United States Securities and Exchange Commission has approved the Notice of Annual Meeting, Proxy Statement and Proxy regarding the special meeting of the stockholders of Allied to be held to approve the issuance of Common Stock pursuant to the Agreement; or (iii) by Allied or Laidlaw if the stockholders of Allied fail to approve the Acquisitions.

Description of the 7% Debenture

         The 7% Debenture will be initially issued by Allied Canada in the form attached to the Agreement as Exhibit A-1 (the "Allied Canada 7% Debenture") and, immediately following the Closing, the Allied Canada 7% Debenture will be exchanged for a 7% Debenture (the "Allied Finance 7% Debenture") issued by Allied Finance in the form of Exhibit B-1 to the Agreement pursuant to the Debenture Exchange Agreement attached to the Agreement as Exhibit M. The terms of the Allied Canada 7% Debenture and the terms of the Allied Finance 7% Debenture will be substantially the same (as used herein, the term "7% Debenture" refers to both the Allied Canada 7% Debenture and the Allied Finance 7% Debenture).

         The 7% Debenture has a 12-year term and accrues interest on the principal amount of $150,000,000 at a rate of 7% per annum. Interest on the 7% Debenture shall be deferred until the third anniversary of the Closing, at which time the interest shall be payable semi-annually. If interest is paid in shares of Common Stock, the number of shares is determined by dividing the amount of interest due by the current market price of the Common Stock calculated using a 20 day average of the closing prices for the Common Stock on the Nasdaq Stock Market ending three days prior to the measurement date (the "Current Market Price"). The 7% Debenture will be subordinate to the Credit Facility and the Senior Notes. Allied will guaranty payment of the 7% Debenture subject to the rights of any senior debt pursuant to the Guaranty attached to the Agreement as Exhibit H-1. The 7% Debenture will have customary default provisions upon any failure to make required payments or bankruptcy on the part of Allied or Allied Finance. Upon maturity, the principal amount of the 7% Debenture will be paid in cash. The 7% Debenture may be redeemed after the fifth anniversary of the Closing at a scheduled cash price. Upon a change of control of Allied, Laidlaw may force Allied to repurchase the 7% Debenture at a scheduled price, subject to the rights of any senior debt of Allied and Allied's option to repurchase the 7% Debenture with a number of shares of Common Stock determined by dividing such scheduled price by the Current Market Price. The 7% Debenture may be transferred in whole, or in parts of not less than $75,000,000, to any party that agrees to be bound by its terms.

Description of the Zero Coupon Debenture

         The Zero Coupon Debenture will be initially issued by Allied Canada in the form attached to the Agreement as Exhibit A-2 (the "Allied Canada Zero Coupon Debenture") and, immediately following the Closing, the Allied Canada Zero Coupon Debenture will be exchanged for a Zero





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Coupon Debenture (the "Allied Finance Zero Coupon Debenture") issued by Allied
Finance in the form of Exhibit B-2 to the Agreement pursuant to the Debenture Exchange Agreement. The terms of the Allied Canada Zero Coupon Debenture and the terms of the Allied Finance Zero Coupon Debenture will be substantially the same (as used herein, the term "Zero Coupon Debenture" refers to both the Allied Canada Zero Coupon Debenture and the Allied Finance Zero Coupon Debenture).

         The Zero Coupon Debenture has a 12-year term and does not accrue interest on the principal amount of $168,300,000. The Zero Coupon Debenture will be subordinate to the Credit Facility and the Senior Notes. Allied will guaranty payment of the Zero Coupon Debenture subject to the rights of any senior debt pursuant to the Guaranty attached to the Agreement as Exhibit H-2. The Zero Coupon Debenture will have customary default provisions upon any failure to make required payments or bankruptcy on the part of Allied or Allied Finance. Upon maturity, the principal amount of the Zero Coupon Debenture will be paid in cash. Upon a change of control of Allied, Laidlaw may force Allied to repurchase the Zero Coupon Debenture at a scheduled price, subject to the rights of any senior debt of Allied and Allied's option to repurchase the Zero Coupon Debenture with a number of shares of Common Stock determined by dividing such scheduled price by the Current Market Price. The Zero Coupon Debenture may be transferred in whole, or in parts of not less than $75,000,000, to any party that agrees to be bound by its terms.

Description of the Warrants

         The Warrants are attached to the Agreement as Exhibit C and will be issued by Allied at the Closing. The Warrants are exercisable for 20,400,000 shares of Common Stock at an exercise price of $8.25 per share. The term of the Warrants is twelve years. The Warrants are freely exercisable by any holder that is not Laidlaw or an Affiliate (as defined in the Warrants) of Laidlaw. The Warrants may not be exercised by Laidlaw or any of its Affiliates unless a change of control of Allied occurs. The Warrants are transferrable to any person or entity that is not Laidlaw or an Affiliate so long as, after such transfer, the transferee will not own more than 9% of the Common Stock. The Warrants may be transferred to any Affiliate of Laidlaw if such transfer is pursuant to a pro-rata distribution of Warrants to all stockholders of Laidlaw. The exercise price and number of shares of Common Stock for which the Warrants may be exercised are subject to adjustment upon the occurrence of (i) any combination, subdivision, reorganization or reclassification of the Common Stock (including a reorganization or reclassification pursuant to a merger) or
(ii) any dividend of assets or securities to all holders of the Common Stock.

Description of the Registration Agreement

         The Stock Registration Agreement (the "Registration Agreement") is attached to the Agreement as Exhibit E and will be entered into by Allied, Laidlaw and LTI at the Closing. The Registration Agreement provides that Laidlaw shall have certain rights (the "Registration Rights") to cause shares of Common Stock received pursuant to the Agreement, shares of Common Stock received for any payment of interest on or redemption of the Allied Debentures, and the Warrants (the "Registrable Securities") to be registered under the Securities Act. Laidlaw has the right to cause Allied to file a Registration Statement under the Securities Act registering those Registrable





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Securities designated by Laidlaw (a "Demand Registration") on up to 5 occasions, provided that Laidlaw may only exercise one Demand Registration during any twelve month period and any Demand Registration must relate to no less than 5,000,000 Registrable Securities. Laidlaw will receive one additional Demand Registration if either the 7% Debenture or the Zero Coupon Debenture are redeemed for shares of Common Stock pursuant to their terms. Pursuant to the Registration Agreement, Laidlaw also has the right to cause Registrable Securities to be included in any registration statement under the Securities Act filed by Allied so long as certain restrictions on the inclusion of such Registrable Securities are met. The right to cause one Demand Registration may be transferred to a purchaser of Registrable Securities that is not an affiliate of Laidlaw. The Registration Rights terminate six months after the twelfth anniversary of the Closing.

Description of the Management Agreement

         The Waste Services Management Agreement (the "Management Agreement") is attached to the Agreement as Exhibit F and will be entered into by Allied and Laidlaw at the Closing. The Management Agreement provides that until the fifth anniversary of the Closing, Laidlaw will not (i) engage in the business of residential or commercial non-hazardous solid waste collection or recycling;
(ii) own, lease or operate a landfill regulated under Subtitle D of the Resource Conservation and Recovery Act of 1976, as amended, except those landfills currently owned, leased or operated by Laidlaw; (iii) solicit any managerial employee of Allied to leave Allied's employ; (iv) disclose the customers of the Acquired Companies to any third party; or (v) promote or assist any party to do any of the foregoing; provided that Laidlaw may continue to operate its businesses that are not part of the Acquired Companies in the ordinary course of those businesses as currently constituted. If Laidlaw or any of its subsidiaries acquires any business that engages in the collection, transportation, storage, recycling, or disposal of non-hazardous solid waste, it will offer to sell such business to Allied at a specified price and on specified terms within 30 days of such acquisition. If Allied does not purchase such business at the specified price and on the specified terms, Laidlaw may only sell such business at a price and upon terms greater than those offered to Allied.

Amendment to the TPG Agreement

         On September 17, 1996, Allied entered into an Agreement (the "Amendment") with TPG Partners, L.P. and TPG Parallel I, L.P. (collectively, "TPG") to amend certain provisions of the Securities Purchase Agreement between Allied and TPG dated October 27, 1994 (the "TPG Agreement") conditioned upon the Closing. Pursuant to the Amendment, Allied will amend its bylaws to expand the Board to 12 persons. TPG will be entitled to designate three directors (the "TPG Designees") to serve on the Board, Allied will designate four directors, Laidlaw will designate two directors, and three new outside directors will be selected by a newly-formed nominating committee of the Board. The initial outside directors must be acceptable to TPG, in its sole discretion, but subsequent nominees to the Board (other than the TPG Designees) shall not be subject to approval by TPG. The TPG Designees will serve on the committees of the Board commensurate with the number of Board seats held by them, and one TPG Designee shall serve on the nominating committee of the Board. TPG has the right to fill any vacancy occurring in the Board due to the failure of any duly elected TPG Designee to complete his term. The Amendment deleted the





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requirement contained in the TPG Agreement that TPG vote in favor of the slate of directors nominated by the Board and the corresponding requirement that Allied use its best efforts to cause the persons nominated by TPG to be elected to the Board. TPG's right to nominate the TPG Designees to serve on the Board shall terminate if, at any time, TPG and its affiliates own less than either
(i) 6.5% of the Common Stock (calculated on a fully diluted basis) or (ii) 5,888,637 shares of Common Stock.

         Pursuant to the Amendment, Allied will increase the number of demand registrations that TPG is entitled to elect from one to three. The standstill provisions of the TPG Agreement shall terminate upon the earlier to occur of
(x) the fifth anniversary of the closing date of the TPG Agreement and (y) the time at which TPG and its affiliates own less than either (i) 6.5% of the Common Stock (calculated on a fully diluted basis) or (ii) 5,888,637 shares of Common Stock. The provision contained in the TPG Agreement that terminates the standstill provisions if any of the TPG Designees fails to be elected to the Board was deleted and in its place was inserted a provision that the standstill provisions terminate if Allied fails to nominate any TPG Designee to the Board. Finally, the Amendment deletes the requirement contained in the TPG Agreement that 66.66% of the Board of Directors of Allied approve certain corporate actions.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

         At the present time, it is impracticable to provide financial statements specified in Rule 3-05(b) of Regulation S-X for the business acquired. Such financial statements will be filed as soon as practicable but not later than 60 days from the date of this report.

         (b)  Pro Forma Financial Information

         At the present time, it is impracticable to provide pro forma financial information required pursuant to Article 11 of Regulation S-X. Such pro forma financial information will be filed as soon as practicable but not later than 60 days from the date of this report.

         (c)  Exhibits

         The following exhibits, from which schedules have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K:

         2.1 Stock Purchase Agreement dated September 17, 1996 among Allied Waste Industries, Inc., Allied Holdings (United States), Inc., 3294862 Canada Inc., Laidlaw Inc., Laidlaw Transportation, Inc., Laidlaw Waste Systems, Inc., Laidlaw Waste Systems (Canada) Ltd., and Laidlaw Medical Services Ltd.

                 Exhibits
                 Exhibit A-1      Form of Allied Canada 7% Debenture





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                 Exhibit A-2      Form of Allied Canada Zero Coupon Debenture
                 Exhibit B-1      Form of Allied Finance 7% Debenture
                 Exhibit B-2      Form of Allied Finance Zero Coupon Debenture
                 Exhibit C        Form of Allied Warrant
                 Exhibit D        Form of Laidlaw Subscription Agreement
                 Exhibit E        Form of Stock Registration Agreement
                 Exhibit F        Form of Waste Services Management Agreement
                 Exhibit G        Form of Release Agreement
                 Exhibit H-1      Form of Guaranty related to Allied Finance 7%
                                  Debenture
                 Exhibit H-2      Form of Guaranty related to Allied Finance
                                  Zero Coupon Debenture
                 Exhibit I        Form of Opinion of Laidlaw's U.S. Counsel
                 Exhibit J        Form of Opinion of Laidlaw's Canadian Counsel
                 Exhibit K        Form of Opinion of Allied's U.S. Counsel
                 Exhibit L        Form of Opinion of Allied's Canadian Counsel
                 Exhibit M        Form of Debenture Exchange Agreement
                 Exhibit N        Form of Offset Letter Agreement

                 Schedules (omitted)
                 Schedule I       Acquired Subsidiaries
                 Schedule II      Retained Subsidiaries
                 Schedule III     Intercompany Waste Agreements
                 Schedule IV      Retained Land
                 Schedule V       Leased Assets
                 Allied Disclosure Schedule
                 Laidlaw Disclosure Schedule

         10.1 Agreement between Allied Waste Industries, Inc., TPG Partners, L.P. and TPG Parallel I, L.P. dated September 17, 1996.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALLIED WASTE INDUSTRIES, INC.



Date:    October 2, 1996               By: /s/ Steven M. Helm
     ---------------------                 ------------------------------------
                                       Name:   Steven M. Helm
                                              ---------------------------------
                                       Title:  Vice President/Legal
                                              ---------------------------------






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                                EXHIBIT INDEX



       EXHIBIT
       NUMBER                   DESCRIPTION
       -------                  -----------

        2.1 Stock Purchase Agreement dated September 17, 1996 among Allied Waste Industries, Inc., Allied Holdings (United States), Inc., 3294862 Canada Inc., Laidlaw Inc., Laidlaw Transportation, Inc., Laidlaw Waste Systems, Inc., Laidlaw Waste Systems (Canada) Ltd., and Laidlaw Medical Services Ltd.


                 Exhibits

                 Exhibit A-1      Form of Allied Canada 7% Debenture
                 Exhibit B-1      Form of Allied Finance 7% Debenture
                 Exhibit B-2      Form of Allied Finance Zero Coupon Debenture
                 Exhibit C        Form of Allied Warrant
                 Exhibit D        Form of Laidlaw Subscription Agreement
                 Exhibit E        Form of Stock Registration Agreement
                 Exhibit F        Form of Waste Services Management Agreement
                 Exhibit G        Form of Release Agreement
                 Exhibit H-1      Form of Guaranty related to Allied Finance 7%
                                  Debenture
                 Exhibit H-2      Form of Guaranty related to Allied Finance
                                  Zero Coupon Debenture
                 Exhibit I        Form of Opinion of Laidlaw's U.S. Counsel
                 Exhibit J        Form of Opinion of Laidlaw's Canadian Counsel
                 Exhibit K        Form of Opinion of Allied's U.S. Counsel
                 Exhibit L        Form of Opinion of Allied's Canadian Counsel
                 Exhibit M        Form of Debenture Exchange Agreement
                 Exhibit N        Form of Offset Letter Agreement

                 Schedules (omitted)
                 Schedule I       Acquired Subsidiaries
                 Schedule II      Retained Subsidiaries
                 Schedule III     Intercompany Waste Agreements
                 Schedule IV      Retained Land
                 Schedule V       Leased Assets
                 Allied Disclosure Schedule
                 Laidlaw Disclosure Schedule

         10.1 Agreement between Allied Waste Industries, Inc., TPG Partners, L.P. and TPG Parallel I, L.P. dated September 17, 1996.